UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21652
                                                     ---------

                     Fiduciary/Claymore MLP Opportunity Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
--------------------------------------------------------------------------------
                   2455 Corporate West Drive, Lisle, IL 60532

                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: November 30, 2009
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

             ANNUAL                       FIDUCIARY/CLAYMORE
             REPORT                       MLP OPPORTUNITY FUND | FMO
 November 30, 2009

artwork: pipeline

artwork: FAMCO
         Fiduciary Asset Management

artwork: CLAYMORE(R)

WWW.CLAYMORE.COM/FMO

.... YOUR PIPELINE TO THE LATEST,

MOST UP-TO-DATE INFORMATION ABOUT THE

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

artwork: pipeline

artwork: FAMCO
         Fiduciary Asset Management

artwork: CLAYMORE(R)


FMO    | Fiduciary
LISTED | Claymore
NYSE   | MLP Opportunity
         Fund

                 [LOGO OF FAMCO]                  [LOGO OF CLAYMORE]
          FIDUCIARY ASSET MANAGEMENT              CLAYMORE(R)

There can be no assurance the fund will achive its investment objective. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/FMO, you will find:

o Daily, weekly and monthly data on share prices, distributions, dividends and more

o   Portfolio overviews and performance analyses

o   Announcements, press releases and special notices

o   Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear SHAREHOLDER |

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended November 30, 2009.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund's managed assets in master limited partnership ("MLP") entities, which can provide shareholders with attractive tax-deferred income.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2009, FAMCO managed and supervised approximately $14.9 billion in assets.

On October 15, 2009, Guggenheim Partners, LLC, a global diversified financial services firm, and Claymore Group Inc. ("Claymore"), the parent company of the Fund's adviser, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009 (the "Effective Date"). As a result of the transaction, Claymore and its associated entities, including Claymore Securities, Inc., Claymore Advisors, LLC (the Fund's adviser) and Claymore Investments, Inc. (in Canada), are now indirect wholly-owned subsidiaries of Guggenheim Partners.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement and a new investment sub-advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement and the sub-advisory fees earned by FAMCO pursuant to the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Agreements. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders approve a new sub-advisory agreement with FAMCO prior to the expiration of the term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to FAMCO. If the Fund's shareholders do not approve a new advisory agreement with the Adviser, or a new sub-advisory agreement with FAMCO, prior to the expiration of the term of the Interim Agreements, the Adviser or FAMCO, as applicable, shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's or FAMCO's costs incurred in providing the services under the Interim Agreements (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory and sub-advisory fees' placement into an escrow account, the terms and conditions of the Interim Agreements are substantively identical to those of the original Advisory Agreement and Sub-Advisory Agreement.

On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders

Annual Report | November 30, 2009 | 3

FMO | Fiduciary/Claymore MLP Opportunity Fund | DEAR SHAREHOLDER continued

of the Fund for their approval. The New Agreements will take effect with respect to the Fund upon their approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending November 30, 2009, the Fund provided a total return based on market price of 57.32% and a return of 38.03% based on NAV. As of November 30, 2009, the Fund's last closing market price of $16.24 represented a premium of 8.27% to the Fund's NAV of $15.00. Past performance is not a guarantee of future results. The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

The Fund paid quarterly distributions of $0.37185 per share on January 30, 2009, and April 30, 2009, and distributions of $0.335 on July 31, 2009, and October 30, 2009.

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 27 of the Fund's annual report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the Plan reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

On October 15, 2009, a prospectus became effective for the offering of additional shares of the Fund. This offering allows for the issuance of up to an additional $125 million of common shares. The Fund intends to invest the net proceeds from the offering in accordance with its investment objective and policies. The Fund hopes to recognize economies of scale from a larger asset base resulting from the offering of additional shares.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on FAMCO's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/fmo.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

QUESTIONS & ANSWERS |

The Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC ("FAMCO"). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund's performance for the fiscal year ended November 30, 2009.

PLEASE REMIND US OF THIS FUND'S OBJECTIVE AND INVESTMENT STRATEGY.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships ("MLPs") and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, in a typical year a significant portion of the Fund's income will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax deferred income.

Under normal market conditions, at least 80% of the Fund's managed assets are invested in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. It is anticipated that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the aforementioned sectors. FAMCO may employ an option strategy of writing (selling) covered call options on securities, which may include MLPs held in the Fund's portfolio, in order to generate current income and gains. Up to 40% of the Fund's managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade.

HOW WOULD YOU DESCRIBE THE MASTER LIMITED PARTNERSHIP MARKET OVER THE LAST 12 MONTHS?

At the time of the Fund's last annual report, dated November 30, 2008, conditions in the MLP market were extremely challenging. Capital markets were essentially frozen, and that made it extremely difficult for MLPs to obtain new capital. Because MLPs pay out most of their cash each year as distributions to shareholders, they need to be able to tap the capital markets on a continuing basis to finance growth. With the ability to issue new equity or obtain new debt almost non-existent, balance sheets of many MLP entities deteriorated and prospects for near-term growth in earnings and distributions were dim.

Liquidity conditions in the MLP market improved dramatically in the first calendar quarter of 2009, as forced selling by investors in need of reducing leverage abated, and there was consistent further improvement in the MLP market as the year progressed. At the end of November 2009, the market is still not as robust as it was a year and a half ago, before the financial crisis began, but it is much better than in the early months of the Fund's fiscal year. In recent months, MLPs have successfully completed a number of equity and debt offerings, and the tone of the market for these offerings has improved. Early in 2009, only the strongest MLPs were able to raise equity, and most offerings had difficulty attracting investors. More recently, some of the smaller entities have been able to refinance, and the stronger MLPs have seen their cost of debt financing drop substantially.

Using the Alerian MLP Index(1) (the "Index") as a benchmark for the industry, the total return for the 12-month period ended November 30, 2009, was 59.37% ..This unusually high return made MLPs one of the best performing asset classes over the period. Some of the names that had the highest returns over the last year were in the riskier sectors, but even MLPs in lower risk sectors, such as long-haul federally regulated natural gas pipelines had returns in the 50% range for the 12 months ended November 30, 2009.

A year ago, market prices of MLPs indicated that the market was assigning an extremely high degree of risk to the entire category, with little differentiation among the high quality, stable entities and the weaker players. Every MLP seemed to be priced as if it were a very risky investment. As the market has recovered,

(1) The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology. An index is unmanaged, reflects no expenses and it is not possible to invest directly in an index.


Annual Report | November 30, 2009 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

there has been increased differentiation between the MLPs that involve more risk and those with less risk, which FAMCO considers appropriate.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited--whether based on NAV or market price--assume the reinvestment of all distributions. For the fiscal year ended November 30, 2009, the Fund provided a total return based on market price of 57.32% and a return of 38.03% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. The closing price of the Fund's shares as of November 30, 2009, was $16.24, representing an 8.27% premium to the NAV of $15.00. On November 30, 2008, the Fund's market price closed at $11.42, which represented a discount of 5.54% to the NAV of $12.09. At its inception in December 2004, the Fund's NAV was $19.10.

It is important to remember that the Fund is a taxable entity--meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure the Fund's NAV reflects the net after-tax value of the Fund's portfolio. As of November 30, 2009, the Fund's NAV included a net deferred tax liability of $31.3 million, or $1.67 per share.

PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS.

The Fund paid quarterly distributions of $0.37185 per share on January 30, 2009, and April 30, 2009, and distributions of $0.335 on July 31, 2009, and October 30, 2009.

PLEASE EXPLAIN THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE.

FAMCO is pleased that the Fund's holdings had strongly positive returns for the fiscal year ended November 30, 2009, in line with the MLP asset class. The publicly-traded portion of the portfolio, on an unlevered basis, had a return of approximately 68% for the period, exceeding the 59% return of the Index. However, the Fund's NAV return for the period trailed the Index and FAMCO attributes this to three main drivers: 1) During the volatile markets of the fourth quarter of 2008 and the first quarter of 2009, the terms of the Fund's new credit facility required FAMCO to shift the portfolio away from smaller capitalized MLPs towards more liquid MLPs at an inopportune time; 2) The credit crisis took a significant toll on the Fund's private equity investments, which hurt performance; and 3) The Fund's NAV is calculated net of all current and future taxation, therefore its performance is not directly comparable to a pre-tax Index.

WHICH INVESTMENTS WERE MAJOR CONTRIBUTORS TO THE STRONG PERFORMANCE OF THE PUBLIC PORTION OF THE PORTFOLIO?

It is interesting to note that the gathering and processing and the upstream oil and gas producing sectors, which were the two worst performing sectors in the prior fiscal year, were the best performing sectors among MLPs, with many of these entities returning almost 100% for the 12 months ended November 30, 2009. Some of the Fund's investments in these sectors contributed importantly to performance, notably DCP Midstream Partners, LP (3.8% of the Fund's long-term investments as of November 30, 2009), which returned more than 250%. Also quite strong was EV Energy Partners, LP (2.4% of the Fund's long-term investments as of November 30, 2009), returning more than 130%. These dramatic swings are more indicative of how far some quality entities had fallen than of major fundamental changes; in fact, both DCP Midstream and EV Energy are still well below the peak prices reached in 2007. FAMCO maintained positions such as these in the portfolio during periods when they were very detrimental to performance because of confidence in their business models and in their long-term prospects, and this patience has been rewarded. The sharp recovery of these investments provides evidence of the market's extreme exaggeration of the risk of some of these solid entities during crisis period of 2008 and early 2009.

HOW IS THE FUND POSITIONED IN TERMS OF MARKET CAPITALIZATION AND INDUSTRY
SECTORS?

This Fund's portfolio has generally had a slightly smaller capitalization than the Index or most competing funds. However, like most MLP funds, the Fund has a significant position in the largest MLPs because these positions are essential to maintaining the desired liquidity. Within the MLP asset class, there is a huge range of market capitalizations: the largest entities have market capitalizations in the $13 billion to $15 billion range, while market capitalizations of many smaller but still significant MLPs are $150 million to $200 million.

If you compare market capitalizations of the Fund's investments to those of the Alerian MLP Index by quintiles, the Fund has a much lower weight in the top two quintiles combined. The Fund also has a much higher weight in the Index in the two lowest quin-tiles, because FAMCO believes that there are many attractive opportunities in the smaller capitalization MLPs, many of which

6 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

have opportunities for rapid growth when conditions are favorable. This small cap exposure contributed significantly to performance during the 2009 fiscal year.

The Fund continues to be concentrated in the two largest sectors of the MLP market, which are midstream gas and midstream oil; these two sectors together represent more than 80% of the Index. As of November 30, 2009, midstream oil represented 36.0% of the Fund's long-term investments and midstream gas represented 46.4%, for a total of 82.4% of the Fund's long-term investments. The Fund is somewhat underweight relative to the Index in midstream oil and overweight in midstream gas. FAMCO favors midstream gas because of changing dynamics in the gas market domestically versus stable conditions for crude and refined products for midstream oil.

The natural gas overweight contributed to the Fund's performance for the 2009 fiscal year, especially higher risk names such as DCP Midstream Partners, LP and Copano Energy LLC (3.8% of the Fund's long-term investments as of November 30,
2009), which rallied significantly in the last few months of the fiscal year, when riskier investments tended to perform best. Also very important for performance were the Fund's positions in natural gas pipelines such as El Paso Pipeline Partners LP, TC PipeLines LP, and Boardwalk Pipeline Partners LP (3.1%, 2.5% and 4.6%, respectively, of the Fund's long-term investments as of November 30, 2009). These are some of the smaller to midcap names in the MLP world, but with high quality, lower risk businesses, they performed well throughout the year.

FAMCO finds the non-conventional shale plays around the U.S. particularly interesting; this has become the fastest growing part of the supply side of the gas market because they are generally in areas that have a lack of infrastructure to process the gas and bring it to market. That means there is a need for investment to build that infrastructure: MLPs are the major builders of gas infrastructure in the U.S. There has also been a demographic shift in demand. In the past, most natural gas demand was in the major population centers of the Midwest and Northeast, so the infrastructure was focused on moving natural gas from Louisiana and Texas to Chicago and New York. Now, population (and therefore demand) is growing in the southern states and on the West Coast. Shifting supply zones and shifting demand zones means a need for new infrastructure, creating growth opportunities for MLPs. The portfolio is therefore positioned for exposure to the changing demand/supply situation for natural gas, with diversification among multiple geographies and multiple fields.

In the first few months of 2009, FAMCO added some riskier investments, concentrating on those for which the main risk was changes in commodity prices, rather than risk inherent in the operations of a particular MLP. It is worth noting that FAMCO's definition of risk is somewhat different from the market's perception. The MLP market in general regards size and liquidity of the shares as a major element of quality; in contrast, FAMCO evaluates risk in terms of the strength of an MLP's businesses, its balance sheet, its geographic footprint, its growth outlook and its management team.

WHAT IS THE CURRENT OUTLOOK FOR THE MLP MARKET?

FAMCO believes that the long-term outlook for MLPs is positive, as they believe that an improving economy will stimulate energy demand, resulting in improving cash flow and earnings for energy-related MLPs. FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features.

Annual Report | November 30, 2009 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

RISKS OF INVESTING IN MLP UNITS. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

TAX RISKS OF INVESTING IN EQUITY SECURITIES OF MLPS. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

EQUITY SECURITIES RISK. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

CONCENTRATION RISK. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

CASH FLOW RISK. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

SMALL CAPITALIZATION RISK. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

RESTRICTED SECURITIES RISK. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

LOWER GRADE SECURITIES RISK. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss.

FOREIGN SECURITIES. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

8 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

RISKS OF LEVERAGE. The Fund's use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund's common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund's common shares, may reduce the Fund's total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund's potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC and Fiduciary Asset Management, LLC are based on the managed assets of the Fund (including the proceeds of any leverage),the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

NON-DIVERSIFIED STATUS. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to:
Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Management Risk, and Current Developments Risk. Please see www.claymore.com/fmo for a more detailed discussion about Fund risks and considerations.

Annual Report | November 30, 2009 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund SUMMARY | AS OF NOVEMBER 30, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------
Share Price                                       $16.24
Common Share Net Asset Value                      $15.00
Premium/(Discount) to NAV                         8.27%
Net Assets ($000)                               $282,089
--------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------
(INCEPTION 12/28/04)               MARKET           NAV
--------------------------------------------------------
One Year                           57.32%        38.03%
Three Year (annualized)            -2.12%        -5.43%
Since Inception (annualized)        2.79%         2.07%
--------------------------------------------------------

                                          % OF LONG-TERM
TOP SECTORS                                 INVESTMENTS
--------------------------------------------------------
Midstream Gas Infrastructure                      46.4%
Midstream Oil Infrastructure                      36.0%
Propane                                            9.8%
Oil and Gas Production                             4.3%
Coal                                               2.8%
Consumer Discretionary                             0.7%
--------------------------------------------------------

                                          % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
--------------------------------------------------------
Enterprise Products Partners, L.P.                12.2%
Inergy Holdings, L.P.                              9.1%
Kinder Morgan Management, L.L.C.                   7.8%
Plains All American Pipeline, L.P.                 7.4%
Energy Transfer Equity L.P.                        7.4%
Enbridge Energy Partners, L.P.                     6.5%
Magellan Midstream Partners, L.P.                  6.0%
ONEOK Partners L.P.                                5.3%
Boardwalk Pipeline Partners L.P.                   4.6%
Copano Energy, L.L.C.                              3.8%
--------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

SHARE PRICE & NAV PERFORMANCE

line chart:
                            Share
                            Price ($)  NAV ($)
---------------------------------------------
11/30/07                    22.66      23.11
                            22.60      23.11
                            22.35      23.11
                            22.00      23.11
                            22.44      22.58
                            22.16      22.58
                            21.99      22.58
                            21.79      22.58
                            21.58      22.58
                            21.30      22.44
                            21.58      22.44
                            21.19      22.44
                            21.08      22.44
                            20.89      22.44
                            20.59      22.14
                            20.79      22.14
                            20.33      22.14
                            20.20      22.14
                            20.18      23.17
                            20.80      23.17
                            20.88      23.11
                            21.46      23.11
                            22.37      23.17
                            22.35      23.17
                            22.17      23.17
                            21.80      23.17
                            22.25      23.17
                            22.42      22.86
                            22.18      22.86
                            21.75      22.86
                            21.92      22.86
                            22.11      22.86
                            22.11      21.99
                            21.25      21.99
                            19.75      21.99
                            19.60      21.99
                            20.26      21.60
                            21.03      21.60
                            21.45      21.60
                            21.31      21.60
                            22.00      21.60
                            21.99      22.10
                            22.50      22.10
                            22.65      22.10
                            22.23      22.10
                            21.91      22.10
                            21.59      22.03
                            21.71      22.03
                            21.84      22.03
                            21.69      22.03
                            21.94      22.03
                            21.17      21.97
                            20.79      21.97
                            21.01      21.97
                            21.22      21.97
                            21.36      21.77
                            21.48      21.77
                            21.44      21.77
                            21.71      21.77
                            22.25      21.77
                            22.19      22.19
                            22.09      21.99
                            22.06      21.99
                            22.13      21.99
                            22.09      21.99
                            21.80      21.57
                            21.35      21.57
                            20.70      21.57
                            20.82      21.57
                            20.93      21.57
                            20.73      20.80
                            20.34      20.80
                            19.80      20.80
                            20.54      20.80
                            20.50      20.80
                            20.60      19.83
                            20.89      19.83
                            20.92      19.83
                            21.02      19.83
                            20.90      20.54
                            20.91      20.54
                            20.96      20.57
                            21.24      20.57
                            22.04      21.04
                            21.89      21.13
                            22.16      21.13
                            22.33      21.13
                            22.24      21.13
                            21.90      21.13
                            22.20      21.33
                            21.75      21.33
                            21.15      21.33
                            21.43      21.33
                            21.47      21.33
                            21.23      21.18
                            21.20      21.18
                            21.25      21.18
                            21.19      21.18
                            21.24      21.18
                            21.34      21.36
                            21.74      21.36
                            21.65      21.36
                            21.26      21.36
                            21.57      21.60
                            22.10      21.54
                            22.90      21.54
                            22.20      21.54
                            21.91      21.54
                            22.17      21.54
                            22.21      21.96
                            22.18      21.96
                            22.64      21.96
                            22.32      21.96
                            22.54      21.96
                            22.42      21.90
                            22.26      21.90
                            22.60      21.90
                            22.64      21.90
                            22.38      21.90
                            22.27      21.88
                            22.40      21.88
                            22.47      21.88
                            22.59      21.88
                            22.52      21.73
                            22.70      21.90
                            22.84      21.90
                            22.65      21.90
                            22.68      21.90
                            23.20      21.99
                            23.26      21.99
                            22.89      21.99
                            22.68      21.99
                            22.72      21.99
                            22.95      21.61
                            23.00      21.61
                            22.61      21.61
                            22.26      21.61
                            22.15      21.61
                            22.50      21.41
                            22.35      21.41
                            22.02      21.41
                            21.50      21.41
                            21.42      21.41
                            20.93      21.03
                            20.64      21.03
                            20.67      20.71
                            20.26      20.71
                            20.60      20.71
                            20.60      20.32
                            21.10      20.32
                            20.32      20.32
                            20.51      20.32
                            20.73      20.22
                            20.07      20.22
                            19.71      20.22
                            19.14      20.22
                            18.88      20.22
                            19.25      18.88
                            19.58      18.88
                            19.95      18.88
                            20.43      18.88
                            20.32      18.88
                            20.30      18.99
                            19.85      18.99
                            20.42      18.99
                            20.15      18.99
                            20.79      18.99
                            21.00      19.79
                            21.26      19.79
                            21.00      19.79
                            20.54      19.79
                            20.04      19.79
                            20.33      19.14
                            20.68      19.14
                            20.51      19.14
                            20.02      19.14
                            19.94      19.14
                            19.88      19.44
                            19.63      19.44
                            20.00      19.44
                            20.96      19.44
                            21.35      19.44
                            20.81      19.57
                            20.62      19.57
                            20.70      19.57
                            20.71      19.57
                            21.35      19.57
                            21.41      19.87
                            21.14      19.83
                            20.89      19.83
                            20.83      19.83
                            20.52      19.28
                            20.24      19.28
                            20.01      19.28
                            19.76      19.28
                            19.80      19.28
                            19.65      17.75
                            19.60      17.75
                            18.67      17.75
                            17.54      17.75
                            15.90      17.75
                            16.07      15.99
                            18.12      15.99
                            18.03      15.99
                            18.01      15.99
                            17.86      15.99
                            18.25      17.40
                            18.05      17.40
                            17.28      17.40
                            18.53      16.35
                            18.50      16.35
                            17.50      15.81
                            17.85      15.81
                            15.20      15.81
                            15.11      15.81
                            14.89      15.81
                            13.27      10.50
                            10.83      10.50
                            14.45      10.50
                            14.00      10.50
                            12.62      10.50
                            12.09      12.66
                            13.16      12.66
                            14.98      12.66
                            15.83      12.66
                            15.00      12.66
                            15.20      14.33
                            16.90      14.33
                            15.85      14.33
                            16.72      14.33
                            16.74      14.33
                            16.25      14.84
                            16.24      14.90
                            15.55      14.90
                            15.15      14.90
                            14.54      14.90
                            14.90      13.82
                            14.65      13.82
                            14.16      13.82
                            14.21      13.82
                            12.63      13.82
                            13.12      12.61
                            12.50      12.61
                            12.56      12.61
                            12.00      12.61
                            10.95      12.61
                            10.15      10.77
                             9.50      10.77
                            11.00      10.77
                            11.65      10.77
                            11.60      11.81
11/30/08                    11.42      12.09
                            11.30      12.10
                            10.85      12.10
                            11.29      12.10
                            10.69      11.37
                            11.64      11.37
                            11.78      11.37
                            12.00      11.37
                            12.50      11.37
                            12.05      11.84
                            11.88      11.84
                            13.22      11.84
                            13.12      11.84
                            12.89      11.84
                            12.52      11.40
                            13.00      11.40
                            12.60      11.40
                            11.00      11.40
                            11.15      10.92
                            11.90      10.92
                            11.59      10.92
                            12.58      10.92
                            12.42      11.47
                            13.40      11.47
                            14.30      11.47
                            14.50      11.47
                            13.41      11.47
                            13.67      13.56
                            14.74      13.56
                            14.65      13.56
                            13.90      13.56
                            13.22      13.56
                            13.27      11.60
                            13.90      11.60
                            13.15      11.60
                            12.96      11.60
                            12.07      11.67
                            12.06      11.67
                            12.78      11.67
                            13.59      11.67
                            14.50      11.67
                            14.13      12.31
                            14.14      12.22
                            12.89      12.22
                            12.49      12.22
                            12.44      12.22
                            12.84      12.31
                            14.12      12.31
                            14.59      12.31
                            13.90      12.31
                            13.92      12.31
                            14.28      12.45
                            14.47      12.45
                            13.80      12.45
                            13.61      12.45
                            12.60      11.89
                            12.08      11.89
                            12.29      11.89
                            12.87      11.89
                            12.73      11.89
                            12.61      11.60
                            12.46      11.69
                            10.74      11.69
                            11.07      11.69
                            12.39      11.69
                            11.05      10.79
                            11.10      10.79
                            11.51      10.79
                            12.19      10.79
                            12.74      10.79
                            12.51      11.44
                            12.49      11.44
                            12.99      11.44
                            13.35      11.44
                            13.12      11.44
                            13.50      11.78
                            13.28      11.78
                            13.49      11.78
                            13.40      11.78
                            14.38      11.78
                            14.74      11.90
                            14.04      11.90
                            13.13      11.90
                            13.41      11.64
                            13.62      11.64
                            13.40      11.89
                            14.05      11.89
                            13.71      11.89
                            13.91      11.89
                            14.24      11.89
                            14.55      12.06
                            13.75      12.06
                            14.05      12.06
                            14.45      12.06
                            14.12      11.87
                            14.00      11.87
                            13.76      11.87
                            13.31      11.87
                            13.35      11.87
                            13.22      11.94
                            13.24      11.94
                            13.87      11.94
                            13.63      11.94
                            13.27      11.94
                            12.95      12.30
                            13.52      12.30
                            13.09      12.30
                            13.41      12.30
                            13.77      12.30
                            13.84      12.51
                            13.97      12.51
                            13.85      12.51
                            14.06      12.51
                            13.11      12.51
                            13.45      12.40
                            13.63      12.40
                            13.85      12.40
                            13.71      12.40
                            13.36      12.40
                            13.40      12.68
                            14.03      12.68
                            14.12      12.68
                            14.02      12.68
                            14.56      12.93
                            14.81      13.14
                            14.43      13.14
                            15.13      13.14
                            15.20      13.14
                            15.55      13.38
                            15.68      13.38
                            15.31      13.38
                            15.24      13.38
                            14.92      13.38
                            14.89      13.34
                            14.87      13.34
                            14.40      13.34
                            13.95      13.34
                            14.53      13.34
                            15.00      12.80
                            15.17      12.80
                            14.01      12.80
                            13.88      12.80
                            14.50      12.80
                            14.47      12.80
                            14.80      12.80
                            15.05      12.80
                            15.22      13.02
                            14.25      13.02
                            14.35      12.99
                            14.34      12.99
                            14.04      12.99
                            14.05      12.99
                            14.70      13.02
                            15.32      13.02
                            15.40      13.02
                            15.64      13.02
                            16.02      13.02
                            16.75      13.33
                            16.11      13.33
                            16.30      13.33
                            16.34      13.33
                            16.66      13.33
                            16.22      13.60
                            16.08      13.60
                            16.28      13.60
                            15.95      13.60
                            15.85      13.60
                            15.85      13.90
                            15.60      14.02
                            15.85      14.02
                            15.72      14.02
                            15.82      14.02
                            15.45      13.82
                            15.68      13.82
                            15.96      13.82
                            15.70      13.82
                            16.15      13.82
                            16.25      13.68
                            16.40      13.68
                            15.41      13.68
                            15.82      13.68
                            16.00      13.68
                            16.21      13.61
                            16.70      13.61
                            16.52      13.61
                            16.57      13.61
                            16.74      13.61
                            16.79      13.65
                            16.50      13.65
                            16.39      13.59
                            15.82      13.59
                            14.77      13.59
                            14.82      13.46
                            15.80      13.46
                            15.59      13.46
                            15.91      13.46
                            16.00      13.83
                            16.46      13.83
                            16.06      13.83
                            16.15      13.83
                            16.13      13.83
                            15.84      14.10
                            16.37      14.10
                            16.44      14.10
                            16.75      14.10
                            16.75      14.10
                            16.30      14.08
                            16.63      14.08
                            17.00      14.08
                            16.49      14.08
                            16.47      14.18
                            15.85      13.99
                            16.00      13.99
                            16.64      13.99
                            17.00      13.99
                            16.93      13.99
                            16.90      14.52
                            16.90      14.52
                            16.98      14.52
                            16.90      14.52
                            16.98      14.52
                            17.00      14.54
                            16.68      14.54
                            16.75      14.54
                            16.54      14.54
                            16.59      14.54
                            16.64      14.73
                            16.37      14.73
                            16.34      14.73
                            16.71      14.73
                            16.41      14.73
                            16.20      14.43
                            16.25      14.24
                            16.08      14.24
                            16.08      14.24
                            16.39      14.24
                            16.47      14.56
                            16.41      14.53
                            16.64      14.71
                            16.52      14.62
                            16.35      14.64
                            16.11      14.63
                            16.13      14.73
                            16.16      14.84
                            16.00      14.86
                            15.95      14.86
                            15.65      14.79
                            15.91      14.76
                            16.05      14.82
                            16.06      14.90
                            16.25      15.06
                            16.24      15.03
11/30/09                    16.24      15.00


DISTRIBUTIONS TO SHAREHOLDERS

bar chart:

             Jan 08                   $0.36000
             Apr 08                    0.36500
             Jul 08                    0.37000
             Oct 08                    0.37185
             Jan 09                    0.37185
             Apr 09                    0.37185
             Jul 09                    0.33500
             Oct 09                    0.33500


10 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of INVESTMENTSlNOVEMBER 30, 2009

NUMBER
OF SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
             MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES - 145.3%
             COAL - 4.0%
    156,800  Alliance Resource Partners L.P.                                $    6,126,176
    217,270  Natural Resource Partners, L.P.                                     5,173,199
-------------------------------------------------------------------------------------------
                                                                                11,299,375
-------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 1.0%
    162,680  StoneMor Partners, L.P. (a)                                         2,897,331
-------------------------------------------------------------------------------------------
             MIDSTREAM GAS INFRASTRUCTURE - 68.3%
    673,082  Boardwalk Pipeline Partners L.P. (a)                               19,001,105
    598,692  Copano Energy, L.L.C. (a)                                          12,093,578
    190,000  Copano Energy, L.L.C., Unregistered Series D Units (b) (c) (d)      3,748,208
    627,095  DCP Midstream Partners, L.P. (a)                                   15,765,168
    545,054  El Paso Pipeline Partners, L.P. (a)                                12,917,780
    558,050  Energy Transfer Equity L.P. (a)                                    16,462,475
    329,237  Energy Transfer Partners, L.P. (a)                                 14,252,670
   1,704,101 Enterprise Products Partners, L.P. (a)                             50,765,169
    117,585  Exterran Partners L.P.                                              2,272,918
    248,301  Hiland Partners, L.P. (a)                                           2,443,282
    377,035  ONEOK Partners L.P.                                                22,128,184
     83,660  Spectra Energy Partners, L.P.                                       2,319,892
    285,550  TC PipeLines L.P.                                                  10,334,054
    347,755  Western Gas Partners, L.P. (a)                                      6,760,357
     46,200  Williams Partners, L.P.                                             1,300,530
-------------------------------------------------------------------------------------------
                                                                               192,565,370
-------------------------------------------------------------------------------------------
             MIDSTREAM OIL INFRASTRUCTURE - 53.0%
    543,902  Enbridge Energy Partners, L.P. (a)                                 26,808,929
    278,685  Genesis Energy, L.P. (a)                                            4,810,103
    235,825  Holly Energy Partners, L.P. (a)                                     8,654,777
    644,755  Kinder Morgan Management, L.L.C. (a) (d) (e)                       32,411,834
    604,626  Magellan Midstream Partners, L.P. (a)                              24,850,129
    248,105  NuStar Energy L.P. (a)                                             13,013,107
    607,851  Plains All American Pipeline, L.P. (a)                             30,757,261
    130,385  Sunoco Logistics Partners L.P. (a)                                  8,051,274
-------------------------------------------------------------------------------------------
                                                                               149,357,414
-------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
             OIL AND GAS PRODUCTION - 4.5%
    389,212  EV Energy Partners, L.P. (a)                                   $   10,061,130
    133,346  Pioneer Southwest Energy Partners, L.P. (a)                         2,737,593
-------------------------------------------------------------------------------------------
                                                                                12,798,723
-------------------------------------------------------------------------------------------
             PROPANE - 14.5%
    127,055  Global Partners, L.P. (a)                                           2,984,522
    517,600  Inergy Holdings, L.P. (a)                                          27,691,600
    308,711  Inergy, L.P. (a)                                                   10,205,986
-------------------------------------------------------------------------------------------
                                                                                40,882,108
-------------------------------------------------------------------------------------------
             TOTAL MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES
             (Cost $266,425,316)                                               409,800,321
-------------------------------------------------------------------------------------------
             COMMON STOCKS - 1.8%
             OIL AND GAS PRODUCTION - 1.8%
    363,512  Abraxas Petroleum Corp. (a) (d)                                       705,213
   2,270,770 Abraxas Petroleum Corp. (b) (c) (d)                                 4,384,853
-------------------------------------------------------------------------------------------
             (Cost $8,798,911)                                                   5,090,066
-------------------------------------------------------------------------------------------
             OTHER EQUITY SECURITIES - 0.0%
             COAL - 0.0%
   1,145,621 Clearwater Natural Resources, L.P. (b) (c) (d) (f)                         --
       123   Clearwater GP Holding Co. (b) (c) (d) (f)                                  --
-------------------------------------------------------------------------------------------
             (Cost $23,107,679)                                                         --
-------------------------------------------------------------------------------------------
             INCENTIVE DISTRIBUTION RIGHTS - 0.0%
        43   Clearwater Natural Resources, L.P. (b) (c) (d) (f)                         --
             (Cost $0)
-------------------------------------------------------------------------------------------
             WARRANTS - 0.0%
    114,230  Abraxas Petroleum Corp. (b) (c) (d)                                    47,340
      9,499  Clearwater Natural Resources, L.P. (b) (c) (d) (f)                         --
-------------------------------------------------------------------------------------------
             (Cost $0)                                                              47,340
-------------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                              VALUE
-------------------------------------------------------------------------------------------
             TERM LOANS - 0.2%
$ 1,237,397  Clearwater Subordinate Note, 13.75%, 12/03/09,
             NR (b) (c) (d) (e) (f) (g)                                            433,089
             (Cost $1,237,397)
-------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS 147.3%
             (Cost $299,569,303)                                               415,370,816
-------------------------------------------------------------------------------------------

See notes to financial statements.

Annual Report | November 30, 2009 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS - 5.3%
             MONEY MARKET FUND - 5.3%
  15,048,466 Dreyfus Treasury & Agency Cash Management - Investor Shares
             (Cost $15,048,466)                                              $  15,048,466
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 152.6%
             (Cost $314,617,769)                                               430,419,282
             Borrowings Outstanding - (39.1% of Net Assets or 25.6% of
             Total Investments)                                               (110,262,708)
             Liabilities in excess of Other Assets - (13.5%)                   (38,067,916)
-------------------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                             $ 282,088,658
===========================================================================================

L.L.C.   Limited Liability Company

L.P.     Limited Partnership

MLP      Master Limited Partnership

NR Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's. (unaudited)

(a) All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. The total amount segregated is $273,666,842.

(b) Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, restricted securities aggregate market value amounted to $8,613,490 or 3.1% of net assets. See Note 10 to the Financial Statements for additional disclosure.

(c) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $8,613,490 which represents 3.1% of net assets.

(d)      Non-income producing security.

(e) While non-income producing, security makes regular in-kind distributions.

(f)      Company has filed for protection in federal bankruptcy court.

(g)      Floating rate security. The rate shown is as of November 30, 2009.


See notes to financial statements.

12 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |
Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2009

ASSETS
   Investments in securities, at value (cost $299,569,303)       $  415,370,816
   Short term investments (cost $15,048,466)                         15,048,466
--------------------------------------------------------------------------------
   Total investments (cost $314,617,769)                            430,419,282
--------------------------------------------------------------------------------
   Receivable for investments sold                                      849,648
   Receivable for fund shares sold                                      569,482
   Current tax receivable                                                39,173
   Interest receivable                                                       69
   Other assets                                                          10,786
--------------------------------------------------------------------------------
       Total assets                                                 431,888,440
--------------------------------------------------------------------------------
LIABILITIES
   Borrowings                                                       110,262,708
   Net deferred tax liability                                        31,384,550
   Net unrealized depreciation on interest rate swaps                 6,138,661
   Payable for investments purchased                                  1,284,410
   Advisory fee payable                                                 314,299
   Interest due on borrowings                                           188,592
   Offering costs payable                                                26,651
   Administration fee payable                                             7,545
   Accrued expenses and other liabilities                               192,366
--------------------------------------------------------------------------------
       Total liabilities                                            149,799,782
--------------------------------------------------------------------------------
NET ASSETS                                                       $  282,088,658
================================================================================
COMPOSITION OF NET ASSETS

Common stock, $.01 par value per share; unlimited number of shares authorized,
   18,807,181 shares issued and outstanding                      $      188,072
Additional paid-in capital                                          240,948,673
Net unrealized appreciation on investments and swaps, net of tax     61,914,740
Accumulated net realized gain on investments and swaps, net of tax    6,443,424
Accumulated net investment loss, net of tax                         (27,406,251)
--------------------------------------------------------------------------------
NET ASSETS                                                       $  282,088,658
================================================================================
NET ASSET VALUE
   (based on 18,807,181 common shares outstanding)               $        15.00
================================================================================

See notes to financial statements.

Annual Report | November 30, 2009 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Statement of OPERATIONS | FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME
   Distributions from master limited partnerships                                                 $   28,791,708
   Less: Return of capital on distributions                                                          (28,791,708)
   Less: Reclassification of prior year income (see Note 2b in the Notes to Financial Statements)       (899,131)
-----------------------------------------------------------------------------------------------------------------------------------
   Net distributions from master limited partnerships                                                   (899,131)
   Interest                                                                                                1,274
-----------------------------------------------------------------------------------------------------------------------------------
       Total investment income                                                                                      $     (897,857)
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                                        3,296,771
   Professional fees                                                                                     281,644
   Trustees' fees and expenses                                                                           186,524
   Printing expense                                                                                       97,400
   Fund accounting                                                                                        93,496
   Administration fee                                                                                     80,935
   Custodian fee                                                                                          58,754
   Insurance                                                                                              29,098
   NYSE listing fee                                                                                       21,858
   Transfer agent fee                                                                                     18,882
   Miscellaneous                                                                                          17,977
   Interest expense and fees on borrowings                                                             2,916,220
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                                                                                    7,099,559
       Advisory fees waived                                                                                                 (1,318)
-----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                                                                                      7,098,241
-----------------------------------------------------------------------------------------------------------------------------------
       NET INVESTMENT LOSS BEFORE TAXES                                                                                 (7,996,098)
-----------------------------------------------------------------------------------------------------------------------------------
       Deferred tax benefit                                                                                              3,664,204
       Current tax expense                                                                                               (374,791)
-----------------------------------------------------------------------------------------------------------------------------------
       Net investment loss                                                                                              (4,706,685)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) on investments before taxes                                                                (21,009,487)
   Net realized gain/(loss) on swaps                                                                                    (3,185,179)
       Deferred tax benefit                                                                                              9,953,134
-----------------------------------------------------------------------------------------------------------------------------------
       Net realized gain/(loss) on investments                                                                         (14,241,532)
-----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation on investments before taxes                                                   168,741,518
   Net change in unrealized depreciation on swaps                                                                       (1,988,926)
       Deferred tax expense                                                                                            (68,598,218)
-----------------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and swaps                                                             98,154,374
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on investments and swaps                                                     83,912,842
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $    79,206,157
===================================================================================================================================

See notes to financial statements.

14 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Statements of CHANGES IN NET ASSETS |
                                                                                FOR THE             FOR THE
                                                                             YEAR ENDED          YEAR ENDED
                                                                      NOVEMBER 30, 2009   NOVEMBER 30, 2008
-----------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss                                                    $  (4,706,685)    $   (7,642,053)
   Net realized gain/(loss)                                                 (14,241,532)        3,203,406
   Net change in unrealized appreciation/(depreciation)                      98,154,374       (169,693,139)
-----------------------------------------------------------------------------------------------------------
       Net increase/(decrease) in net assets resulting from operations       79,206,157       (174,131,786)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                      --          (1,486,710)
   Return of capital                                                        (25,989,000)       (25,162,072)
-----------------------------------------------------------------------------------------------------------
                                                                            (25,989,000)       (26,648,782)
CAPITAL SHARE TRANSACTIONS
   Net proceeds from common shares issued through add-on offering             4,330,730                 --
   Net proceeds from common shares issued through dividend reinvestment       3,412,685          3,497,034
   Common share offering costs charged to paid in capital                       (26,651)                --
-----------------------------------------------------------------------------------------------------------
       Net increase from capital share transactions                           7,716,764          3,497,034
-----------------------------------------------------------------------------------------------------------
       Total increase/(decrease) in net assets                               60,933,921       (197,283,534)

NET ASSETS
   Beginning of period                                                      221,154,737        418,438,271
-----------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment losses of
       $27,406,251 and $22,699,566, respectively, net of deferred tax)    $ 282,088,658      $ 221,154,737
===========================================================================================================

See notes to financial statements.

Annual Report | November 30, 2009 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Statement of CASH FLOWS | FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations                                                    $   79,206,157
--------------------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED
BY OPERATING AND INVESTING ACTIVITIES:
   Net change in unrealized appreciation on investments and swaps before taxes                               (166,752,592)
   Net realized loss on investments before taxes                                                               21,009,487
   Purchases of long-term investments                                                                        (139,666,014)
   Proceeds from sale of long-term investments                                                                 98,413,429
   Net proceeds of short-term investments                                                                      10,874,446
   Increase in receivable for investments sold                                                                   (765,558)
   Increase in receivable for fund shares sold                                                                   (569,482)
   Increase in current tax receivable                                                                             (39,173)
   Decrease in interest receivable                                                                                 60,825
   Increase in other assets                                                                                        (2,131)
   Increase in deferred tax liability                                                                          54,980,880
   Decrease in current tax liability                                                                           (1,460,109)
   Decrease in payable for investments purchased                                                               (4,977,540)
   Decrease in interest due on borrowings                                                                        (239,170)
   Increase in advisory fee payable                                                                                48,786
   Increase in administration fee payable                                                                           1,006
   Decrease in accrued expenses and other liabilities                                                             (51,430)
   Return of capital distributions received from investee companies                                            28,791,708
   Adjustment to prior year estimated return of capital distributions received from investee companies            899,131
--------------------------------------------------------------------------------------------------------------------------
       Net Cash Used by Operating Activities                                                               $  (20,237,344)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from issuance of common shares                                                                  4,330,730
   Proceeds from borrowings                                                                                    38,000,000
   Distributions to Common Shareholders                                                                       (22,576,315)
--------------------------------------------------------------------------------------------------------------------------
       Net Cash Provided by Financing Activities                                                               19,754,415
--------------------------------------------------------------------------------------------------------------------------
   Net change in cash                                                                                            (482,929)
CASH AT BEGINNING OF PERIOD                                                                                       482,929
--------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                      $           --
==========================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST                 $    3,155,390
==========================================================================================================================
SUPPLEMENTAL DISCLOSURE OF NON CASH FINANCING ACTIVITY: IN KIND STOCK DIVIDENDS RECEIVED DURING THE PERIOD $    2,403,925
==========================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: TAXES PAID DURING THE PERIOD                             $    1,874,073
==========================================================================================================================
SUPPLEMENTAL DISCLOSURE OF NON CASH FINANCING ACTIVITY: DIVIDEND REINVESTMENT                              $    3,412,685
==========================================================================================================================

See notes to financial statements.

16 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Financial HIGHLIGHTS |


                                                                                                               FOR THE PERIOD
                                                              FOR THE         FOR THE      FOR THE      FOR THE  DECEMBER 28,
                                                           YEAR ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED 2004* THROUGH
PER SHARE OPERATING PERFORMANCE                          NOVEMBER 30,    NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,  NOVEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                    2009            2008         2007         2006          2005
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  12.09      $    23.11     $  22.49     $  19.78     $  19.10(c)
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a) (b)                                  (0.44)          (0.70)       (0.67)       (0.33)       (0.26)
   Net realized and unrealized gain/loss (b)                     4.76           (8.85)        2.66         4.29         1.92
--------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                          4.32           (9.55)        1.99        3.96         1.66
--------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO
   PAID-IN CAPITAL                                                 --**            --           --           --        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                     --           (0.08)          --           --           --
   Return of capital                                            (1.41)          (1.39)       (1.37)       (1.25)       (0.94)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  15.00      $    12.09     $  23.11     $  22.49     $  19.78
================================================================================================================================
MARKET VALUE, END OF PERIOD                                  $  16.24      $    11.42     $  22.66     $  21.87     $  17.99
================================================================================================================================
TOTAL INVESTMENT RETURN (D)
   Net asset value                                              38.03%         -43.55%        8.53%       20.70%        8.38%
   Market value                                                 57.32%         -45.67%        9.70%       29.68%       -5.81%
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                        $ 282,089     $ 221,155      $ 418,438    $ 406,295    $ 357,441
Ratios to Average Net Assets applicable
   to Common Shares:(e)

   Total expenses, excluding interest expense
      and tax expense/benefit                                    1.76%(g)        1.79%        1.62%        1.69%        1.48%
   Total expenses, including interest expense
      and tax expense/benefit                                   26.32%(g)     (28.34)%        9.40%       16.89%        8.41%
   Interest expense                                              1.23%           1.83%        2.13%        2.17%        1.02%
   Current and deferred tax expense/(benefit)                   23.33%        (31.96)%        5.65%       13.03%        5.91%
   Net investment income/(loss), excluding
      interest expense and tax expense/benefit                 (2.14)%(g)      (1.71)%      (0.62)%        0.55%      (0.37)%
   Net investment income/(loss), including
      interest expense and tax expense/benefit                (26.70)%(g)       28.42%      (8.40)%      (14.66)%     (7.30)%
Portfolio Turnover Rate                                            30%             22%          11%          21%          41%
Senior Indebtedness
   Total borrowings outstanding (in thousands)              $ 110,263      $   72,263    $ 175,000    $ 150,000    $ 150,000
   Asset coverage per $1,000 of indebtedness (f)            $   3,558      $    4,060    $   3,391    $   3,709    $   3,383

*     Commencement of investment operations.

**    Less than $0.01.

(a)   Based on average shares outstanding during the period.

(b) The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)   Before deduction of offering expenses charged to capital.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g)   The impact of the advisory fee waiver is less than 0.01%

See notes to financial statements.

Annual Report | November 30, 2009 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2009

Note 1 -- ORGANIZATION:
Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. On October 15, 2009, the Fund's prospectus for the offering of additional shares became effective. This offering ("add-on offering") allows for the issuance of up to an additional $125,000,000 of common shares.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 --ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No.
157). In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2009:

DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
------------------------------------------------------------------------------
(value in $000s)

ASSETS:
Master Limited Partnerships
  Coal                         $    11,299  $       --  $       --  $   11,299
  Consumer Discretionary             2,897          --          --       2,897
  Midstream Gas Infrastructure     188,817       3,748          --     192,565
  Midstream Oil Infrastructure     149,358          --          --     149,358
  Oil and Gas Production            12,799          --          --      12,799
  Propane                           40,882          --          --      40,882
Common Stocks
  Oil and Gas Production               705       4,385          --       5,090
Other Equity Securities
  Coal                                  --          --          --          --
Incentive Distribution Rights           --          --          --          --
Warrants                                --          47          --          47
Term Loans                              --          --         433         433
Money Market Fund                   15,049          --          --      15,049
------------------------------------------------------------------------------
Total                          $   421,806  $    8,180  $      433  $  430,419
==============================================================================
LIABILITIES:
Derivatives                    $        --  $    6,139  $       --  $    6,139
------------------------------------------------------------------------------
Total                          $        --  $    6,139  $       --  $    6,139
==============================================================================

18 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

LEVEL 3 HOLDINGS
--------------------------------------------
Balance at 11/30/08
  Master Limited Partnerships    $    8,750
  Common Stocks                          --
  Other Equity Securities            11,610
  Incentive Distribution Rights          --
  Warrants                               33
  Term Loans                          1,184
Total Realized Gain/Loss                 --
Change in Unrealized Gain/Loss
  Other Equity Securities           (11,610)
  Warrants                               14
  Term Loans                           (804)
Net Purchases and Sales
  Master Limited Partnerships        (8,750)
  Term Loans                             53
Net Transfers In/Out
  Warrants                              (47)
Ending Balance at 11/30/09
  Master Limited Partnerships            --
  Common Stocks                          --
  Other Equity Securities                --
  Incentive Distribution Rights          --
  Warrants                               --
  Term Loans                            433
--------------------------------------------
Total Level 3 holdings           $      433
============================================

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at November 30, 2009.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2009, the Fund estimated 100% of its distributions from MLPs as return of capital, which is reflected in the Statement of Operations.

Subsequent to November 30, 2008, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of $899,131 ($541,771 net of deferred tax benefit), an increase in realized gain on investments of $932,799 ($562,058 net of deferred tax benefit) and a decrease in unrealized appreciation on investments of $33,668 ($20,287 net of deferred tax benefit). On a per share basis, the reclassification resulted in a decrease in pre-tax net investment income of $0.05 per share ($0.03 per share, net of deferred tax benefit), an increase in realized gain on investments of $0.05 per share ($0.03 per share, net of deferred tax benefit) and a decrease in unrealized appreciation on investments of less than $0.01 per share (less than $0.01 per share, net of deferred tax benefit). The reclassification is reflected in the period ended November 30, 2009.

(C) DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2010.

(D) SUBSEQUENT EVENTS
Effective November 30, 2009, the Fund adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as FAS No. 165 ("SFAS No. 165")). ASC855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through January 25, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
          AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

The Fund agreed to waive the advisory fees on all shares issued through the add-on offering for the first three months those shares are outstanding and waive half the advisory fees

Annual Report | November 30, 2009 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

on those shares for the next three months. Advisory fees of $1,318 were waived for the period ended November 30, 2009. See Note 8 for additional information regarding the add-on offering.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. which is the surviving entity (the "Transaction"). This Transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 23, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement and a new investment sub-advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement and the sub-advisory fees earned by FAMCO pursuant to the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Agreements. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders approve a new sub-advisory agreement with FAMCO prior to the expiration of the term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to FAMCO. If the Fund's shareholders do not approve a new advisory agreement with the Adviser, or a new sub-advisory agreement with FAMCO, prior to the expiration of the term of the Interim Agreements, the Adviser or FAMCO, as applicable, shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's or FAMCO's costs incurred in providing the services under the Interim Agreements (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory and sub-advisory fees' placement into an escrow account, the terms and conditions of the Interim Agreements are substantively identical to those of the original Advisory Agreement and Sub-Advisory Agreement.

On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements will take effect with respect to the Fund upon their approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS          RATE
-----------------------------
First $200,000,000    0.0275%
Next $300,000,000     0.0200%
Next $500,000,000     0.0150%
Over $1,000,000,000   0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 -- FEDERAL INCOME TAXES:
The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2009 is as follows:

    COST OF                                   NET TAX         NET TAX
INVESTMENTS    GROSS TAX      GROSS TAX      UNREALIZED      UNREALIZED
    FOR TAX    UNREALIZED     UNREALIZED    APPRECIATION    DEPRECIATION
  PURPOSES    APPRECIATION  DEPRECIATION   ON INVESTMENTS  ON DERIVATIVES
-------------------------------------------------------------------------
$290,307,312  $158,958,694  $(18,846,724)   $140,111,970     $(5,043,661)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, ("ASC 740") (formerly known as Statement of Financial Accounting Standard ("FAS") No. 109) that it is more likely

20 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund's income tax provision consists of the following:

Current tax expense                     $     374,791
Deferred federal income tax expense        44,406,118
Deferred state income tax expense          10,574,762
-----------------------------------------------------
Total deferred tax expense             $   55,355,671
-----------------------------------------------------

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

                                                                RATE
--------------------------------------------------------------------
Application of statutory income tax rate  $   47,096,640       35.00%
State income taxes                             8,259,031        6.14%
--------------------------------------------------------------------
Total                                     $   55,355,671       41.14%
--------------------------------------------------------------------

Components of the Fund's deferred tax assets and liabilities as of November 30, 2009 are as follows:

DEFERRED TAX ASSETS:
Net operating loss carryforward          $    16,308,286
Capital loss carryforward                     11,238,185
Valuation allowance                           (4,131,946)
---------------------------------------------------------
Deferred tax asset                       $    23,414,525
---------------------------------------------------------
DEFERRED TAX LIABILITIES:
Unrealized gain on investments and swaps $   (54,799,075)
---------------------------------------------------------
Net deferred tax liability               $   (31,384,550)
---------------------------------------------------------

At November 30, 2009, the Fund had a remaining net operating loss carryforward of $32,611,740. The net operating loss carryforward is set to expire as follows:
$15,066,691 in 2026, $10,333,986 in 2027 and $7,211,063 in 2029. At November 30,
2009, the Fund had a capital loss carryforward of $28,275,719. If not utilized, the capital loss carryforward will expire November 30, 2014.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. For the year ended November 30, 2008, the Fund's analysis of the need for a valuation allowance considered that it had incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of the Fund's net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets. The Fund recognized significant appreciation of investments during the year ended November 30, 2009.

When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund's forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. As of November 30, 2009, 2008, 2007 and 2006, a valuation allowance for state income tax purposes of $1,138,993, $652,188, $1,665,241 and $675,523, respectively, was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund's net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:
For the year ended November 30, 2009, purchases and sales of investments, excluding short-term securities, were $139,666,014 and $98,413,429, respectively.

Note 6 -- DERIVATIVES:
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

Annual Report | November 30, 2009 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

The Fund had interest rate swap agreements outstanding during the year ended November 30, 2009 in order to hedge its exposure to short-term rates paid on its credit facility. As of November 30, 2009, the Fund had swaps with a total notional value of $120,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2009 were as follows:

                             NOTIONAL                             UNREALIZED
               TERMINATION     AMOUNT  FIXED                   APPRECIATION/
COUNTERPARTY          DATE    ($000S)   RATE  FLOATING RATE   (DEPRECIATION)
----------------------------------------------------------------------------
Merrill Lynch   01/30/2011   $ 30,000  3.05%  1-Month LIBOR $    (1,194,893)
Merrill Lynch   01/30/2013   $ 30,000  3.49%  1-Month LIBOR      (2,161,599)
Morgan Stanley  02/07/2011   $ 30,000  2.92%  1-Month LIBOR      (1,128,766)
Morgan Stanley  03/19/2013   $ 30,000  3.13%  1-Month LIBOR      (1,653,403)
----------------------------------------------------------------------------
                                                            $    (6,138,661)
----------------------------------------------------------------------------

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $6,138,661 is presented as a liability on the Statement of Assets and Liabilities.

The Fund adopted ASC 815, Derivatives and Hedging ("ASC 815") (formerly known as FAS No. 161), effective November 30, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended November 30, 2009.

EFFECT OF DERIVATIVE INSTRUMENTS BEFORE TAXES ON THE STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 2009:
================================================================================
(Values in $000s)

           AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES BEFORE TAXES
--------------------------------------------------------------------------------
                                                                           Swaps

Interest Rate Risk                                                     $ (3,185)
================================================================================

         CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES BEFORE TAXES
--------------------------------------------------------------------------------

                                                                           Swaps

Interest Rate Risk                                                     $ (1,989)
================================================================================

The Fund did not enter into any new swap agreements during the year ended November 30, 2009.

Note 7 -- BORROWINGS:
On September 30, 2008, the Fund entered into a $155,000,000 credit facility agreement. The Fund incurred an issuance cost of 0.25% on the credit facility. Interest on the amount borrowed is based on the 3-month LIBOR plus 1.50% . On August 3, 2009, the credit facility total was reduced to $120,000,000. An unused fee of 1.15% is charged on the difference between the total credit facility and the amount borrowed. At November 30, 2009 there was $110,262,708 outstanding in connection with the Fund's credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2009 was $92,372,297 with a related weighted average interest rate of 3.16%, inclusive of the program fees. The maximum amount outstanding during the year ended November 30, 2009, was $110,262,708.

Note 8 -- CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,807,181 issued and outstanding.

Transactions in common shares were as follows:
                                                  YEAR ENDED          YEAR ENDED
                                            NOVEMBER 30, 2009  NOVEMBER 30, 2008
--------------------------------------------------------------------------------
Beginning shares                                   18,285,742         18,105,218
Shares issued through dividend reinvestment           246,739            180,524
Common shares issued through add-on offering          274,700                --
--------------------------------------------------------------------------------
Ending shares                                      18,807,181         18,285,742
--------------------------------------------------------------------------------

On November 6, 2009, the Fund entered into an add-on offering sales agreement among the Fund, the Adviser and Cantor Fitzgerald & Co. to offer and sell up to an additional $125,000,000 of common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of November 30, 2009, the Fund had pending subscriptions of 36,000 shares of its common stock for net proceeds of $569,482.

The Advisor has paid the costs associated with this offering of shares and will be reimbursed by the Fund up to 0.60% of the value of each share sold under this program up to the costs incurred. As of November 30, 2009, the Fund has not reimbursed the Advisor for any offering costs associated with the add-on offering. As of November 30, 2009, an offering costs payable liability of $26,651 is outstanding on the Statement of Assets and Liabilities.

Note 9 -- CONCENTRATION OF RISK:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common

22 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 -- RESTRICTED SECURITIES:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of November 30, 2009, the Fund held the following restricted securities:

                                                                            FAIR           PRICE AT
                                 DATE OF    SHARES/         CURRENT       MARKET   ACQUISITION DATE     11/30/2009
SECURITY                     ACQUISITION        PAR            COST        VALUE     (UNRESTRICTED)***       PRICE
------------------------------------------------------------------------------------------------------------------
Abraxas Petroleum Corp.1      10/05/2009    756,923   $   2,468,886  $ 1,468,008         $     1.75       $ 1.9394
Abraxas Petroleum Corp.1      10/05/2009    756,923   $   2,468,886  $ 1,462,673         $     1.75       $ 1.9324
Abraxas Petroleum Corp.1      10/05/2009    756,924   $   2,468,889  $ 1,454,172         $     1.75       $ 1.9212
Abraxas Petroleum Corp.*      05/25/2007    114,230   $          --  $    47,340         $       --       $ 0.4144
Clearwater GP Holding Co.     02/29/2008        123   $     195,256  $        --         $ 1,252.03       $     --
Clearwater Natural
 Resources, L.P.*             01/13/2009      9,499   $          --  $        --         $       --       $     --
Clearwater Natural
 Resources, L.P.**            08/01/2005         43   $          --  $        --         $       --       $     --
Clearwater Natural
 Resources, L.P.              08/01/2005    892,857   $  17,857,143  $        --         $       --       $     --
Clearwater Natural
 Resources, L.P.              10/02/2006    252,764   $   5,055,280  $        --         $       --       $     --
Clearwater Subordinate Note   07/08/2008  $ 212,000   $     212,000  $    74,200         $   100.00       $  35.00
Clearwater Subordinate Note   08/06/2008  $ 212,000   $     212,000  $    74,200         $   100.00       $  35.00
Clearwater Subordinate Note   09/29/2008  $ 759,880   $     759,880  $   265,958         $   100.00       $  35.00
Clearwater Subordinate Note   01/09/2009  $  53,517   $      53,517  $    18,731         $   100.00       $  35.00
Copano Energy, L.L.C.,
 Unregistered Series D Units  03/14/2008    190,000   $   4,987,500  $ 3,748,208         $    34.05       $19.7274
                                                      --------------------------
Total                                                 $   36,739,237 $ 8,613,490
                                                      --------------------------

1 <<On October 5, 2009, Abraxas Petroleum Corp. acquired Abraxas Energy Partners L.P. through the issuance of Abraxas Petroleum Corp. shares.

*     Warrants

**    Incentive Distribution Rights

*** Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 -- INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 -- SUBSEQUENT EVENTS:
Subsequent to November 30, 2009, the Fund declared a quarterly dividend of $0.335 per share. This dividend is payable on January 29, 2010 to shareholders of record on January 15, 2010.

For the period December 1, 2009-January 25, 2010, the Fund issued 609,900 shares with net proceeds of approximately $10,600,000 as a result of the add-on offering.

Annual Report | November 30, 2009 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund, (the Fund), including the portfolio of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 28, 2004 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund as of November 30, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 28, 2004 (commencement of operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois

January 25, 2010

24 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION
In January 2010, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 21, 2009. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

                           # OF SHARES  # OF SHARES
                              IN FAVOR     WITHHELD
---------------------------------------------------
Randall C. Barnes           16,450,002      303,155
Joseph E. Gallagher, Jr.    16,449,133      304,024

The other Trustees of the Fund whose terms did not expire in 2009 are Howard H. Kaplan, Robert B. Karn III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

TRUSTEES
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING              NUMBER OF PORTFOLIOS       OTHER
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                   IN FUND COMPLEX***         DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes         Since 2004        Private Investor (2001-present). Formerly,              44           None
Year of birth: 1951                         Senior Vice President & Treasurer PepsiCo,
Trustee                                     Inc. (1993-1997), President, Pizza Hut
                                            International (1991-1993) and Senior Vice
                                            President, Strategic Planning and New
                                            Business Development (1987-1990) of
                                            PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Howard H. Kaplan          Since 2004        Partner of Stinson Morrison Hecker LLP,                  1           None
Year of birth: 1969                         a law firm providing legal advice in
Trustee                                     business law and litigation matters
                                            (2007-present). Formerly, principal
                                            of Blumenfeld, Kaplan & Sandweiss P.C.,
                                            a law firm providing legal advice in
                                            business law and litigation (1994-2007).
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Karn III        Since 2004        Consultant (1998-present). Previously,                   1           Director of
Year of birth: 1942                         Managing Partner, Financial and Economic                             Peabody Energy
Trustee                                     Consulting, St. Louis office of                                      Company,
                                            Arthur Andersen, LLP.                                                GP Natural
                                                                                                                 Resource Partners
                                                                                                                 LLC and Kennedy
                                                                                                                 Capital Management,
                                                                                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2004        Partner of Nyberg & Cassioppi, LLC, a law                47          None
Year of birth: 1953                         firm specializing in corporate law, estate
Trustee                                     planning and business transactions
                                            (2000-present). Formerly, Executive Vice
                                            President, General Counsel and Corporate
                                            Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
John M. Roeder            Since 2005        Financial consultant (1999-present). Formerly,            1          Director, LMI
Year of birth: 1943                         Director in Residence at The Institute for                           Aerospace.
Trustee                                     Excellence in Corporate Governance of the
                                            University of Texas at Dallas School of
                                            Management (2005-2007). Office Managing
                                            Partner, Arthur Andersen, LLP (1966-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2004        Retired. Formerly, Vice President, Manager               44          None
Year of Birth: 1958                         and Portfolio Manager of Nuveen Asset
Trustee                                     Management (1998-1999), Vice President of
                                            Nuveen Investment Advisory Corp. (1992-1999),
                                            Vice President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio Manager of
                                            Nuveen Unit Investment Trusts (1988-1999),
                                            each of John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher, Jr.+ Since 2004        Executive Managing Director and Chief Operating           1          Member of the
8235 Forsyth Boulevard                      Officer of Fiduciary Asset Management, LLC                           Board of Directors
Suite 700                                   (1994-present). Member of the St. Louis Chapter                      for the Rossman
St. Louis, MO 63105                         of the National Association for                                      School.
Year of birth: 1956                         Business Economics.
Trustee
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

       -Messrs. Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

       -Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

       -Messrs. Barnes and Gallagher, as Class I trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Fund.

Annual Report | November 30, 2009 | 25

FMO | Fiduciary/Claymore MLP Opportunity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:


NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                     Since 2008              Senior Managing Director and Chief Investment Officer
Year of birth: 1955                                           of Claymore Advisors, LLC and Claymore Securities, Inc.
Chief Executive Officer                                       (2008-present). Formerly, Managing Director of Research,
                                                              Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                     Since 2008              Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                                           Advisors, LLC, Claymore Securities, Inc. and Claymore
Chief Legal Officer                                           Group, Inc. (2007-present). Formerly, Associate General
                                                              Counsel and Assistant Corporate Secretary of
                                                              NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2004              Senior Managing Director of Claymore Advisors, LLC and
Year of birth: 1964                                           Claymore Securities,  Inc. (2005-present). Previously,
Chief Financial Officer,                                      Chief Financial Officer of Claymore Group Inc. (2005-2006).
Chief Accounting Officer                                      Managing Director of Claymore Advisors, LLC and
and Treasurer                                                 Claymore Securities, Inc. (2003-2005). Treasurer of
                                                              Henderson Global Funds and Operations Manager for
                                                              Henderson Global Investors (North America)  Inc.,
                                                              (2002-2003); Managing Director, FrontPoint Partners LLC
                                                              (2001-2002); Vice President, Nuveen Investments
                                                              (1999-2001); Chief Financial Officer, Skyline Asset
                                                              Management LP, (1999); Vice President, Van Kampen
                                                              Investments and Assistant Treasurer, Van Kampen mutual
                                                              funds (1989-1999).
------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006              Vice President -- Fund Compliance Officer of Claymore
Year of birth: 1957                                           Advisors, LLC (2006-present). Previously, Chief Compliance
Chief Compliance Officer                                      Officer/Assistant Secretary of Harris Investment Management,
                                                              Inc. (2003-2006). Director-Compliance of Harrisdirect
                                                              LLC (1993-2003).
------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                     Since 2007              Vice President, Assistant General Counsel of Claymore Group
Year of Birth: 1978                                           Inc. (2007 to present). Secretary of certain funds in the
Secretary                                                     Fund Complex. Previously, Law Clerk for the Idaho State
                                                              Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------
Quinn T. Kiley                        Since 2009              Senior Vice President, Senior Portfolio Manager of
Year of birth: 1973                                           Fiduciary Asset Management (2005-present). Formerly,
Vice President                                                Vice President of Banc of America Securities, Natural
                                                              Resources Investment Banking Group (2001-2005),
------------------------------------------------------------------------------------------------------------------
James Cunnane, Jr.                    Since 2007              Chief Investment Officer of Fiduciary Asset Management,
Year of birth: 1970                                           LLC (2008-present). Formerly, Managing Director, and
Vice President                                                Senior Portfolio Manager of Fiduciary Asset Management,
                                                              LLC (1996-2008).
------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

Annual Report | November 30, 2009 | 27

FMO | Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Contract Approvals of the Interim and New Investment Advisory Agreements and Interim and NEW INVESTMENT SUB-ADVISORY AGREEMENTS.

On September 23, 2009, the Board of Trustees (the "Board") of the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, approved: (1) an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) an interim ("Interim Sub-Advisory Agreement") and new ("New Sub-Advisory Agreement") investment sub-advisory agreement (together the "Investment Sub-Advisory Agreements") among the Adviser, the Fund and Fiduciary Asset Management, LLC ("Sub-Adviser"). (The Investment Advisory Agreements and the Investment Sub-Advisory Agreements are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

Interim Advisory Agreement and New Advisory Agreement

The Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm,
(iii) information regarding other Guggenheim affiliated investment managers,
(iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 23, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

o Board approval of the Fund's Investment Advisory Agreements was a condition to the closing of the Transaction;

o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's prior advi- sory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

o the capabilities of the Adviser's personnel who will provide advisory (if applica- ble), management, shareholder servicing and administrative services to the Fund are not expected to change, and the key personnel who currently provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are expected to continue to do so after the Transaction;

o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

28 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | BOARD CONSIDERATIONS

o    the Adviser's current financial condition;

o    the impact of the Transaction on the Adviser's day-to-day operations;

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the Fund's Proxy Statement and any other costs of the Fund associated with the Transaction; and

o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key investment (if applicable) and management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that, the Sub-Adviser would continue to manage the Fund's portfolio following the closing of the Transaction, subject to Shareholder approval of the New Sub-Advisory Agreement. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

New Sub-Advisory Agreement and Interim Sub-Advisory Agreement

In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the Fund's New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board noted that while the closing of the Transaction would result in the termination of the prior sub-advisory agreement pursuant to its terms, the Sub-Adviser was not a party to the Transaction and the operations of the Sub-Adviser and the services to be provided by the Sub-Adviser would be unaffected by the Transaction.

The Board determined that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the corresponding prior sub-advisory agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New Sub-Advisory Agreement and the prior sub-advisory agreement. The Board noted that the compensation to be received by the Sub-Adviser under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is not greater than the compensation the Sub-Adviser would have received under the prior sub-advisory agreement. The Board noted that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the prior sub-advisory agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, that are part of the evaluation of the renewal or approval of a sub-advisory agreement.

The Board noted that the factors previously considered with respect to approval of the prior sub-advisory agreement continued to support the approval of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board also determined to consider such factors again within one year of the execution of the New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.

Annual Report | November 30, 2009 | 29

FMO | Fiduciary/Claymore MLP Opportunity Fund |

Fund INFORMATIONl

  BOARD OF TRUSTEES                                            OFFICERS                        INVESTMENT ADVISER
  Randall C. Barnes                                            J. Thomas Futrell               AND ADMINISTRATOR
                                                               Chief Executive Officer         Claymore Advisors, LLC
  Joseph E. Gallagher, Jr.*                                                                    Lisle, Illinois
                                                               Kevin M. Robinson
  Howard H. Kaplan                                             Chief Legal Officer
                                                                                               INVESTMENT SUB-ADVISER
  Robert B. Karn III                                           Steven M. Hill                  Fiduciary Asset Management, LLC
                                                               Chief Accounting Officer,       St. Louis, Missouri
  Ronald A. Nyberg                                             Chief Financial Officer
                                                               and Treasurer                   ACCOUNTING AGENT, CUSTODIAN AND
  John M. Roeder                                                                               TRANSFER AGENT
                                                               Bruce Saxon                     The Bank of New York Mellon
  Ronald E. Toupin, Jr.                                        Chief Compliance Officer        New York, New York

* Trustee is an "interested person" of the Fund as defined     Mark E. Mathiasen               LEGAL COUNSEL
  in the Investment Company Act of 1940, as amended,           Secretary                       Skadden, Arps, Slate,
  as a result of his position as an officer of                                                 Meagher & Flom LLP
  Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.     Quinn T. Kiley                  Chicago, Illinois
                                                               Vice President

                                                               James Cunnane, Jr.              INDEPENDENT REGISTERED PUBLIC
                                                               Vice President                  ACCOUNTING FIRM
                                                                                               Ernst & Young LLP
                                                                                               Chicago, Illinois

PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND FOR SHAREHOLDERS The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND?

o If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian and Transfer Agent:
  The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2009, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

30 | Annual Report | November 30, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund |

About the FUND MANAGER|

FIDUCIARY ASSET MANAGEMENT, LLC
Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $14.9 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

INVESTMENT PHILOSOPHY

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

INVESTMENT PROCESS
The manager seeks to achieve the Fund's investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary's top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Annual Report | November 30, 2009 | 31

FIDUCIARY ASSET MANAGEMENT, LLC       CLAYMORE SECURITIES, INC.
8235 Forsyth Boulevard                2455 Corporate West Drive
Suite 700                             Lisle, IL 60532
St. Louis, MO 63105                   Member FINRA/SIPC (01/10)

artwork: FMO LISTED NYSE

FMO-AR-1109

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

 (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III. Mr. Karn is an "independent" Trustee. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals ("GAAP") in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $100,700 and $66,000 for the fiscal years ending November 30, 2009, and November 30, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2009, and November 30, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $18,000 and $55,000 for the fiscal years ending November 30, 2009, and November 30, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) thru 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2009, and November 30, 2008, respectively. The 2009 services were performed for professional services rendered in connection with the consent of the N2/A filing for the public offering of the registrant's issuance of additional common shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

     (i) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit

Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

         IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4 (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $18,000 and $55,000 for the fiscal years ending November 30, 2009, and November 30, 2008, respectively.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of:
Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John
M. Roeder, and Ronald E. Toupin, Jr.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser" or "Fiduciary"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of November 30, 2009:

-------------------------------- ---------------- -----------------------------------------------------------------
             NAME                     SINCE                           PROFESSIONAL EXPERIENCE
-------------------------------- ---------------- -----------------------------------------------------------------
JAMES J. CUNNANE, JR.                 2004        Mr. Cunnane serves as FAMCO's Chief Investment Officer,
                                                  oversees the firm's four investment product lines and chairs the Risk Management Committee. He has been a Flex Core
                                                  Equity and Master Limited Partnership portfolio manager
                                                  since joining FAMCO in 1996. He is a member of the Strategy
                                                  Committee and is actively involved with the firm's
                                                  macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios.
                                                  Mr. Cunnane has been employed by FAMCO for over 13 years.
-------------------------------- ---------------- -----------------------------------------------------------------
QUINN T. KILEY                        2008        Mr. Kiley is responsible for private placement and private equity transactions and portfolio management as they relate to
                                                  FAMCO's various energy infrastructure assets. Prior to
                                                  joining FAMCO in 2005, Mr. Kiley was Vice President of
                                                  Corporate & Investment Banking at Banc of America Securities in
                                                  New York. He joined Banc of America Securities in 2000 and was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr.
                                                  Kiley has been employed by FAMCO for over 4 years.
-------------------------------- ---------------- -----------------------------------------------------------------

 (a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2009:

                                                                                              # of Accounts      Total Assets
                                                                                                Managed for        for which
                                                                Total                         which Advisory    Advisory Fee is
   Name of Portfolio                                       # of Accounts                     Fee is Based on       Based on
 Manager or Team Member          Type of Accounts              Managed        Total Assets      Performance       Performance
 ----------------------          ----------------              -------        ------------      -----------       -----------

James J. Cunnane, Jr.      Registered Investment                  1             $209 mil             0                 $0
                           Companies:

                           Other Pooled Investment                1             $ 55 mil             1              $55 mil
                           Vehicles:

                           Other Accounts:                       230            $280 mil             0                 $0

Quinn T. Kiley             Registered Investment                  1             $209 mil             0                 $0
                           Companies:

                           Other Pooled Investment                1             $ 55 mil             1              $55 mil
                           Vehicles:

                           Other Accounts:                       208            $265 mil             0              $ 0 mil

(a) (2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Fiduciary and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which Fiduciary acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

FAMCO and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a) (3) Compensation Structure. The primary portfolio manager's compensation consists of the following elements:

     o Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers' experience and responsibilities through the use of independent compensation surveys of the investment management industry.

     o Annual Bonus. The portfolio managers' annual bonus is determined by the CEO of Fiduciary pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a "pool" created from Fiduciary's earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

     o The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Fiduciary Portfolio Managers as of November 30, 2009:

                                               DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER                                IN REGISTRANT
James J. Cunnane, Jr.                                   $50,001-$100,000
Quinn T. Kiley                                          $10,001-$50,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund
             ---------------------------------------

By:  /s/ J. Thomas Futrell
         --------------------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
         --------------------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2010

By:  /s/ Steven M. Hill
         --------------------------------------------------------
Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    February 5, 2010